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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 6, 2001

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                          RELIANT ENERGY, INCORPORATED
             (Exact name of registrant as specified in its charter)
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
               TEXAS                                   1-3187                               74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)


                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)
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       Registrant's telephone number, including area code: (713) 207-3000

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)  Exhibits.

                  The following exhibit is filed herewith:

                  99.1 Report: "Myths Debunked: The Real Story of Wholesale
                       Power Costs in California."

ITEM 9.           REGULATION FD DISCLOSURE.

    Attached to this current report on Form 8-K as Exhibit 99.1 is a report entitled "Myths Debunked: The Real Story of Wholesale Power Costs in California" that subsidiaries of Reliant Resources, Inc. (a majority owned subsidiary of Reliant Energy, Incorporated) anticipate filing later today with the Federal
Energy Regulatory Commission. Exhibit 99.1 is incorporated by reference herein.
The report includes information with respect to revenues, expenses and operating margins of Reliant Resources, Inc. in the State of California over the period commencing April 7, 1998 through May 31, 2001. A copy of this report is also available on Reliant Energy, Incorporated's web site, www.ReliantEnergy.com under its Securities and Exchange Commission filings section.

    The information in this current report on Form 8-K is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in this report will not be incorporated by reference into any registration statement filed by Reliant Energy, Incorporated under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Reliant Energy, Incorporated that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Reliant Energy, Incorporated or any of its affiliates.




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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                RELIANT ENERGY, INCORPORATED


Date: July 6, 2001                              By: /s/ MARY P. RICCIARDELLO
                                                   -----------------------------
                                                    Mary P. Ricciardello
                                                    Senior Vice President and
                                                    Chief Accounting Officer




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                                  EXHIBIT INDEX

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
    EXHIBIT
    NUMBER                      EXHIBIT DESCRIPTION
    ------                      -------------------
     99.1        Report: "Myths Debunked: The Real Story of Wholesale Power
                 Costs in California."




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